EXHIBIT 10.54




           Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.



                       RESEARCH AND DEVELOPMENT AGREEMENT

                                     between

                                  ARQULE, INC.

                                       and

                                   SUGEN, INC.

                                TABLE OF CONTENTS

                                                                            Page

1.  Definitions.............................................................. 1.
    1.1      "Active Homolog"................................................ 1.
    1.2      "Active Sugen Compound"......................................... 1.
    1.3      "Affiliate"..................................................... 1.
    1.4      "Array"......................................................... 2.
    1.5      "Base Rate of Interest"......................................... 2.
    1.6      "Confidential Information"...................................... 2.
    1.7      "Directed Array"................................................ 2.
    1.8      "Directed Array Program......................................... 2.
    1.9      "Field"......................................................... 2.
    1.10     "Licensed Compound"............................................. 2.
    1.11     "Materials"..................................................... 2.
    1.12     "Mapping Array"................................................. 2.
    1.13     "Net Sales"..................................................... 3.
    1.14     "Net Sales Price"............................................... 3.
    1.15     "Party.......................................................... 3.
    1.16     "Patent Rights.................................................. 3.
    1.17     "Preclinical Development"....................................... 3.
    1.18     "Proprietary Materials"......................................... 3.
    1.19     "Research Committee"............................................ 3.
    1.20     "Research Plan"................................................. 3.
    1.21     "Research Program".............................................. 4.
    1.22     "Research Results".............................................. 4.
    1.23     "Royalty-Bearing Product"....................................... 4.
    1.24     "Royalty Period"................................................ 4.
    1.25     "Sublicensee"................................................... 4.
    1.26     "Sublicense Revenue............................................. 4.
    1.27     "Substantial Homology".......................................... 4.
    1.28     "Sugen Compound"................................................ 4.
    1.29     "Sugen Derivative Compound"..................................... 4.
    1.30     "Target"........................................................ 5.

2.  Management of Research Program........................................... 5.
    2.1      Research Committee.............................................. 5.
             2.1.1    Creation of Research Committee......................... 5.
             2.1.2    Meetings of the Research Committee..................... 5.
             2.1.3    Decisions of Research Committee........................ 5.
             2.1.4    Responsibilities of Research Committee................. 5.
             2.1.5    Research Committee Reports............................. 6.
             2.1.6    Business Deadlock...................................... 6.

                                       i.

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

3.  License Grants........................................................... 6.
    3.1      Screening Licenses.............................................. 6.
    3.2      Development Licenses............................................ 6.
    3.3      Commercialization Licenses...................................... 6.
             3.3.1    Grant of License by ArQule to Sugen.................... 6.
             3.3.2    Grant of Licenses by Sugen to ArQule................... 7.
             3.3.3    Other Licenses......................................... 7.
    3.4      Diligence....................................................... 7.

4.  Collaborative Research Program........................................... 7.
    4.1      Nature of Relationship.......................................... 7.
    4.2      Conduct of Research Program..................................... 7.
    4.3      Directed Array Program.......................................... 8.
             4.3.1    Conduct of Directed Array Program...................... 8.
             4.3.2    Completion of Testing.................................. 8.
    4.4      Designation of Licensed Compounds............................... 8.
    4.5      Disclosure of Research Results.................................. 8.
    4.6      Research Records................................................ 8.
    4.7      Payment of Costs and Expenses................................... 9.

5.  Ownership of Sugen Compounds............................................. 9.

6.  Intellectual Property Rights............................................. 9.
    6.1      Ownership of Patent Rights...................................... 9.
    6.2      Management of Joint Patent Rights...............................10.
    6.3      Cooperation of the Parties......................................10.
    6.4      Infringement by Third Parties...................................10.

7.  Royalties; Sublicense Revenues; Reports..................................11.
    7.1      Royalty Payments................................................11.
             7.1.1    Sugen Royalty Payments.................................11.
             7.1.2    ArQule Payments........................................11.
    7.2      Reports and Payments............................................11.
    7.3      Payments in U.S. Dollars........................................11.
    7.4      Payments in Other Currencies....................................12.
    7.5      Late Payments...................................................12.

8.  Records; Inspection......................................................12.
    8.1      Records.........................................................12.


                                       ii.

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page
    8.2      Inspection......................................................12.

9.  Proprietary Materials....................................................12.
    9.1      Ownership of Proprietary Materials..............................12.
    9.2      Use of Proprietary Materials....................................13.
    9.3      Transfer of Proprietary Materials...............................13.
    9.4      Disposition of Unused Proprietary Materials.....................13.

10. Confidential Information.................................................13.
    10.1     Confidential Information........................................13.

11. Term and Termination.....................................................15.
    11.1     Term............................................................15.
    11.2     Termination for Breach..........................................15.
    11.3     Force Majeure...................................................15.
    11.4     Effect of Termination...........................................15.
    11.5     Survival of Provisions..........................................15.

12. Miscellaneous............................................................15.
    12.1     Publicity.......................................................15.
    12.2     Relationship of Parties.........................................15.
    12.3     Dispute Resolution..............................................16.
    12.4     Counterparts....................................................16.
    12.5     Headings........................................................16.
    12.6     Binding Effect..................................................16.
    12.7     Assignment......................................................16.
    12.8     Notices.........................................................16.
    12.9     Amendment and Waiver............................................17.
    12.10    Governing Law...................................................17.
    12.11    Severability....................................................17.
    12.12    Entire Agreement................................................18.
    12.13    Indemnification.................................................18.




                                      iii.

                        RESEARCH COLLABORATION AGREEMENT

         THIS RESEARCH COLLABORATION AGREEMENT (this "Agreement") is entered into as of September 4, 1996 (the "Effective Date") by and between ARQULE, INC., a Delaware corporation ("ArQule"), and SUGEN, INC., a Delaware corporation ("Sugen").


                                    RECITALS

         WHEREAS, Sugen is engaged in research involving the evaluation and analysis of compounds related to the inhibition of tyrosine, serine and threonine kinases;

         WHEREAS, ArQule has developed certain proprietary technology enabling it to synthesize arrays of small organic molecules suitable for screening in molecular assays;

         WHEREAS, Sugen and ArQule desire to collaborate on research directed towards the discovery and development of new compounds by testing certain compound arrays produced by ArQule from compounds provided by Sugen against selected chemical targets specified by Sugen; and

         WHEREAS, ArQule has developed certain proprietary compounds which can be used to facilitate the discovery and development of new compounds from compounds provided by Sugen; and

         WHEREAS, Sugen and ArQule desire to commercialize any new compounds so developed on the terms and subject to the conditions provided herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties hereby agree as follows:

1.       DEFINITIONS.

         1.1 "Active Homolog" shall mean any Sugen Derivative Compound that exhibits Substantial Homology with an Active Sugen Compound as determined by Sugen using appropriate business and scientific criteria.

         1.2 "Active Sugen Compound" shall mean any Sugen Derivative Compound which exhibits confirmed significant functional activity against a Target as defined by Sugen using appropriate business and scientific criteria; provided, however, that Sugen shall receive input and guidance from the Research Committee with respect to the number of Active Sugen Compounds that are subject to this Research Program.

         1.3 "Affiliate" shall mean any person or entity which, directly or indirectly, controls, or is controlled by, a party. For purposes of this definition, "control" means the ownership, directly or indirectly, of more than fifty percent (50%) of the outstanding equity securities of


                                       1.

                                                CONFIDENTIAL TREATMENT REQUESTED

a corporation entitled to vote in the election of directors or a more than fifty percent (50%) interest in the net assets or profits of an entity which is not a corporation.

         1.4      "Array" shall mean a set of [                                ]
that are synthesized by ArQule using its proprietary technology and arranged in a format such as a microtiter screening plate.

         1.5 "Base Rate of Interest" shall mean the rate of interest declared from time to time by the Bank of Boston as being its prime rate.

         1.6 "Confidential Information" shall mean any confidential, secret, or proprietary information regardless of whether such information is in written, oral (provided any such oral information is reduced to writing within thirty
(30) days), electronic, or other form (a) resulting from or related to the Research Program or (b) relating to the scientific and business affairs of either Party (and not otherwise described in clause (a)) and which is specifically designated as "Confidential". Such Confidential Information shall include, without limitation, the results of any tests conducted in connection with the Research Program, all Research Committee reports, the screening systems used to identify Active Sugen Compounds and the compositions of the Sugen Compounds and Sugen Derivative Compounds. Such Confidential Information may also include, without limitation, trade secrets, know-how, inventions, technical data or specifications, testing methods, business or financial information, research and development activities, product and marketing plans, and customer and supplier information.

         1.7 "Directed Array" shall mean any Array comprised of Sugen Derivative Compounds synthesized by ArQule under the Directed Array Program as set forth in
Section 4.3.

         1.8 "Directed Array Program" shall mean the Directed Array component of the Research Program as set forth in Section 4.3.

         1.9 "Field" shall mean each field described on Exhibit B attached hereto.

         1.10 "Licensed Compound" shall mean any Active Sugen Compound or Active Homolog thereto with respect to which Sugen, using one or more of the criteria set forth on Exhibit C hereto, has elected to conduct Preclinical Development.

         1.11 "Materials" shall mean any tangible research materials, whether biological, chemical, physical, or otherwise.

         1.12  "Mapping  Array"  shall mean an Array of [                      ]
(which may include, without limitation, [                 ], but may not include
[                        ] and which are licensed from time to time by ArQule to
third parties on a non-exclusive basis for [                         ].


                                       2.

                                                CONFIDENTIAL TREATMENT REQUESTED

         1.13  "Net  Sales"  shall  mean  the   aggregate  Net  Sales  Price  of
Royalty-Bearing Products in any Royalty Period.

         1.14 "Net Sales Price" shall mean the gross amount received on sales by either Party and its Affiliates of Royalty-Bearing Products, less the following:
[

                                                                       ]  In any
transfers of Royalty-Bearing Products between such Party and an Affiliate, the Net Sales Price shall be calculated based on the final sale of the Royalty-Bearing Product to an independent third party. In the event that such Party receives non-monetary consideration for any Royalty-Bearing Products, the Net Sales Price shall be calculated based on the average price charged by such Party for such Royalty-Bearing Products during the preceding Royalty Period.

         1.15 "Party" means ArQule or Sugen or their respective Affiliates; "Parties" means ArQule and Sugen and their respective Affiliates.

         1.16 "Patent Rights" shall mean all Valid Claims of all issued and unexpired patents and reissues, reexaminations, extensions and supplementary protection certificates thereof and all patent applications and any divisions, continuations, or continuations-in-part thereof or patents issuing thereon. For the purposes of this Section, "Valid Claim" shall mean either (a) a claim of an issued patent that has not been held unenforceable or invalid by an agency or a court of competent jurisdiction in any unappealable or unappealed decision or
(b) a claim that is based upon a specification of a pending patent application that has not been abandoned or finally rejected without the possibility of appeal or refiling and that has been pending in the U.S. Patent Office for less than five (5) years or in the Japanese Patent Office for less than seven (7) years.

         1.17 "Preclinical Development" shall mean, with respect to a Licensed Compound, the testing of the Licensed Compound in appropriate systems in order to meet regulatory requirements for a United States Investigational New Drug Application which, except as may be otherwise agreed to by the Research Committee, shall include one or more of the following: (a) demonstration of potency and efficacy in validated animal models, (b) compiling an animal pharmacology profile, (c) testing of acute toxicity and (d) toxicology testing, including histopathology of vital organs, all as appropriate for the disease indication and compound selected.

         1.18 "Proprietary Materials" shall mean any Materials that were developed by a Party prior to or outside the performance of the Research Program; provided, however, that Proprietary Materials shall not include Sugen Derivative Compounds, Active Sugen Compounds or any Active Homologs thereto.

         1.19 "Research Committee" shall mean the Research Committee described in Section 2.1.

         1.20 "Research Plan" shall mean the Research Plan attached hereto as Exhibit A, as revised by the Research Committee from time to time.


                                       3.

                                                CONFIDENTIAL TREATMENT REQUESTED

         1.21 "Research Program" shall mean the collaborative research program described in Section 4 of this Agreement.

         1.22  "Research   Results"   shall  mean  any   inventions   (including
Materials), laboratory notes, technical data or specifications, test results, or other information or materials that arise as a result of the Research Program.

         1.23 "Royalty-Bearing Product" shall mean a product covered by Joint Patent Rights containing as one of its constituents (a) any Active Sugen Compound and/or any Active Homolog thereto; (b) any other compound discovered or designed by Sugen as a direct result of information provided by ArQule to Sugen under the Directed Array Program; or (c) any other compound discovered or designed by ArQule or any third party customer or collaborator of ArQule from a Sugen Compound or a Sugen Derivative Compound.

         1.24 "Royalty Period" shall mean every calendar quarter, or partial calendar quarter, commencing on the date of the first commercial sale of a Royalty-Bearing Product in any country and continuing until the last calendar quarter during which any Royalty-Bearing Product is sold in any country.

         1.25 "Sublicensee" shall mean any non-Affiliate third party licensed by either Party to make, use or sell any Royalty-Bearing Product.

         1.26 "Sublicense Revenue" shall mean any payments that are received by a Party from a Sublicensee, including all initial payments, royalties, milestone payments and other periodic payments in connection with the sublicensing of any Royalty-Bearing Product, but excluding [






                                                 ]

         1.27  "Substantial  Homology"  shall mean an alteration  from an Active
Sugen Compound at [         ] sites where no more than [     ] atoms are altered
in total; e.g., [
                           ]

         1.28 "Sugen Compound" shall mean any chemical compound provided by Sugen or its Affiliates to ArQule under the Directed Array Program. Examples of such compounds are shown in Exhibit D, which may be updated by Sugen from time to time in writing.

         1.29  "Sugen  Derivative  Compound"  shall  mean  a  chemical  compound
synthesized by ArQule under the Directed Array Program in [         ] steps from
another chemical compound by a process of [        ] of [        ] component


                                       4.

                                                CONFIDENTIAL TREATMENT REQUESTED

wherein [ ] structural feature is retained at each process step. The number of intermediate steps or compounds is not relevant to the classification of a compound as a Sugen Derivative Compound. A compound need not have structural similarity to another compound in order to be classified as a Sugen Derivative Compound. The term excludes those compounds synthesized by Sugen prior to signing this Agreement.

         1.30 "Target" shall mean any target in the Field selected by Sugen for which Sugen has certain proprietary technology and/or expertise.

2.       MANAGEMENT OF RESEARCH PROGRAM.

         2.1      Research Committee.

                  2.1.1  Creation of  Research  Committee.  The  Parties  hereby
create a Research Committee which shall consist of [  ] members, [   ] of which
shall be designated by ArQule and [ ] of which shall be designated by Sugen at any time. The chairperson of the Research Committee shall be designated annually on an alternating basis between the Parties, who shall initially be Joseph C. Hogan, Jr. The Party not designating the chairperson shall designate one of its representatives as secretary to the Research Committee for such year.
Each member of the Research Committee shall have equal voting rights.

                  2.1.2 Meetings of the Research Committee. Regular meetings of the Research Committee shall be held with such frequency as the Parties may deem appropriate, at such times and places as the members of the Research Committee shall from time to time agree. Special meetings of the Research Committee may be called by either Party on ten (10) days' written notice to the other Party unless notice is waived by the Parties. All meetings shall alternate between the offices of the Parties unless the Parties otherwise agree. The chairperson shall be responsible for sending notice of meetings to all members.

                  2.1.3 Decisions of Research Committee. A quorum of the Research Committee shall be present at any meeting of the Research Committee if at least one representative of each Party is present at such meeting in person or by telephone. If a quorum exists at any meeting, the unanimous consent of all members of the Research Committee present at such meeting is required to take any action on behalf of the Research Committee. Unless otherwise specifically stated to the contrary herein, no individual Party shall purport to act on behalf of the other Party unless and then only to the extent authorized to do so by the Research Committee.

                  2.1.4 Responsibilities of Research Committee. The Research Committee shall be responsible for the day-to-day conduct and progress of the Research Program, including, without limitation:

                           (i)      directing  and  administering  the  Research
                                    Program;

                           (ii)     providing  a  forum  for  the   exchange  of
                                    scientific information among the scientists participating in the Research Program;


                                       5.

                           (iii) reviewing test reports provided by Sugen as to the significant functional activity derived  from testing  Directed  Arrays and,
                                    based  on  such  results,   recommending  to
                                    ArQule   whether   to   develop   additional
                                    Directed   Arrays  for  any   Active   Sugen
                                    Compound;

                           (iv) providing guidance to Sugen with respect to the number of Active Sugen Compounds that are subject to this Research Program;

                           (v)      resolving   matters   involving   scientific
                                    questions; and

                           (vi)     updating the Research Plan.

                  2.1.5 Research Committee Reports. Within ten (10) days following each meeting of the Research Committee held pursuant to Section 2.1.2, the secretary of the Research Committee shall prepare and send to each Party a written report of actions taken at the meeting in such form and containing such detail as shall be determined by the Research Committee.

                  2.1.6 Business Deadlock. In the event that the Research Committee cannot agree with respect to a matter that is subject to its decision-making authority, then the matter shall be resolved in accordance with
Section 12.3.

3.       LICENSE GRANTS.

         3.1 Screening Licenses. ArQule hereby grants to Sugen an exclusive, royalty-free license (without the right to sublicense) to (i) test any Sugen Derivative Compounds for significant functional activity against Targets within the Field and (ii) and to conduct such additional tests on any such Sugen Derivative Compounds within the Field prior to Preclinical Development as Sugen may from time to time determine. Notwithstanding the foregoing, Sugen may from time to time deliver Sugen Derivative Compounds to one or more third parties so as to allow such third parties to perform testing and analytical work on any such Sugen Derivative Compounds; provided, that, prior to delivery of any Sugen Derivative Compounds to any such third party, Sugen and each such third party enter into a materials transfer agreement in a form reasonably acceptable to ArQule.

         3.2 Development Licenses. Upon the identification by Sugen of any Active Sugen Compound or any Active Homolog thereto and the determination by Sugen that such Active Sugen Compound or any Active Homolog thereto should properly be designated as a Licensed Compound, ArQule shall grant to Sugen, under any intellectual property rights covering the composition, manufacture or use of such Licensed Compound, an exclusive, royalty-free license to conduct Preclinical Development of such Licensed Compound.

         3.3      Commercialization Licenses.

                  3.3.1 Grant of License by ArQule to Sugen. ArQule hereby grants to Sugen an exclusive, royalty-bearing license (with the right to grant sublicenses) (i) to make or have


                                       6.

made Licensed  Compounds for use,  distribution  and sale within the Field,  and
(ii) to distribute for sale and sell Licensed Compounds within the Field.

                  3.3.2 Grant of Licenses by Sugen to ArQule. Sugen hereby grants to ArQule an exclusive, royalty-bearing, worldwide license (with the right to grant sublicenses) to incorporate Sugen Derivative Compounds which are not Sugen Compounds, Active Sugen Compounds or Licensed Compounds in any Mapping Arrays to be provided by ArQule to its third party customers and collaborators for screening only outside the Field; provided, that, prior to delivering such Sugen Derivative Compounds to any such third party customer or collaborator, ArQule and each such third party customer or collaborator enter into a materials transfer agreement in a form reasonably acceptable to Sugen. In connection with the grant of the license described in this Section 3.3.2, Sugen agrees that (i) ArQule may grant royalty-bearing world-wide licenses solely under Joint Patent Rights to any third parties to commercialize products derived from Sugen Derivative Compounds which are not Sugen Compounds, Active Sugen Compounds or Licensed Compounds included in any such Mapping Arrays outside the Field, (ii) ArQule may conduct Preclinical Development of any such Sugen Derivative Compounds or products derived therefrom but may not itself commercialize any such Sugen Derivative Compounds or products derived therefrom, (iii) Sugen shall not grant to any third party a license to permit Sugen Derivative Compounds to be included in any screening program competitive with ArQule's Mapping Array Program and (iv) Arqule shall not grant to any third party a license to permit Sugen Derivative Compounds or any compound discovered or designed by ArQule or any third party customer or collaborator of ArQule from a Sugen Compound or a Sugen Derivative Compound to be used within the Field.

                  3.3.3 Other Licenses. Each Party hereby agrees that no other license is granted by either Party to any of its existing or future intellectual property other than as is expressly described in this Agreement.

         3.4 Diligence. ArQule agrees to use reasonable commercial efforts to develop and market Mapping Arrays based on or incorporating Sugen Derivative Compounds for which it has obtained a license under Section 3.3.2, using a level of effort consistent with that used for other Mapping Arrays having similar commercial potential.

4.       COLLABORATIVE RESEARCH PROGRAM.

         4.1 Nature of Relationship. The purpose of this research collaboration is to identify Sugen Derivative Compounds which demonstrate certain functional activity against selected Targets and to develop and/or license to corporate parties compounds so identified within the Field.

         4.2 Conduct of Research Program. Unless earlier terminated in accordance with Section 11 of this Agreement, the Research Program shall be conducted by the Parties in accordance with the Research Plan attached hereto as Exhibit A, as amended from time to time by the Research Committee, and as described in this Section 4.


                                       7.

                                                CONFIDENTIAL TREATMENT REQUESTED

         4.3      Directed Array Program.

                  4.3.1 Conduct of Directed Array Program. Under the direction of the Research Committee and in accordance with the Research Plan, ArQule will synthesize Sugen Derivative Compounds from Sugen Compounds in such quantities and at such times as shall be determined by the Research Committee in accordance with Section 2.1.4. The Parties intend that ArQule will produce approximately
[               ] of each Sugen  Derivative  Compound  in the  Directed  Arrays, subject to the availability of the original Sugen Compounds; provided, however; that the amount of each Sugen Derivative Compound that ArQule actually produces under the Directed Array Program will ultimately be determined by the Research Committee. Promptly upon its receipt of any such Directed Array, Sugen shall commence testing of such Directed Array for activity against Targets; provided, however, that it is the intention of the Parties that (i) the initial shipment of Directed Arrays based on Sugen Compounds be delivered by ArQule to Sugen on
or  before  [             ] and  (ii) the  initial  screening  of such  Directed
Arrays be completed by Sugen on or before [                    ]. Promptly  upon
the completion by Sugen of its testing of each Directed Array, Sugen shall provide the Research Committee with notice of the discovery of Active Sugen Compounds, together with relevant information concerning the functional activity identified. Under the direction of the Research Committee and in accordance with the Research Plan, ArQule will thereafter provide Sugen with additional
quantities  [                     ] of each such  Active  Sugen  Compound  so as
to enable Sugen to conduct additional testing or Preclinical Development of such Active Sugen Compound.

                  4.3.2 Completion of Testing. The Parties shall continue the procedure described in Section 4.3.1 for each Active Sugen Compound until the earliest to occur of (i) the determination by Sugen to cease further testing of such Active Sugen Compound, or (ii) the termination of this Agreement in accordance with Section 11.

         4.4 Designation of Licensed Compounds. The Parties hereby acknowledge and agree that Sugen, in making its determination as to whether to designate any Active Sugen Compound as a Licensed Compound, shall use the good scientific and business criteria set forth on Exhibit C attached hereto, it being the intention of the Parties that such criteria shall be used as the basis for determining whether any Active Sugen Compound shall also be designated as a Licensed Compound.

         4.5 Disclosure of Research Results. Each Party agrees to promptly and regularly communicate all Research Results to the other Party. Without limiting the generality of the foregoing, each Party agrees to provide the Research
Committee with quarterly reports detailing all tests conducted and results obtained by such Party in connection with the Research Program.

         4.6 Research Records. Each Party shall prepare and maintain adequate records, including bound laboratory notebooks maintained in accordance with standard scientific procedures, containing all appropriate data reflecting the Research Results. In addition, each Party shall retain under appropriate conditions any necessary or desirable samples of Materials that constitute Research Results.


                                       8.

                                                CONFIDENTIAL TREATMENT REQUESTED

         4.7 Payment of Costs and Expenses. Each Party shall bear the costs and expenses of its respective activities in connection with the Research Program and shall promptly make payments to third parties arising therefrom.

5.       OWNERSHIP OF SUGEN COMPOUNDS.

         All Sugen Compounds shall be owned by Sugen or its Affiliates, except, and only to the extent that, with respect to the Directed Array Program, ArQule can show that any such compound [



                                                                      ] prior to
Sugen's description of such Sugen Compound in any written documentation.

6.       INTELLECTUAL PROPERTY RIGHTS.

         6.1      Ownership of Patent Rights.

                  (a) Sugen Patent Rights. Any Patent Rights filed by either Party after the Effective Date of this Agreement claiming Sugen Compounds will be owned solely by Sugen.

                  (b) Joint Patent Rights. Any Patent Rights conceived after the Effective Date of this Agreement filed by either Party [



                                                          ]  Each of the Parties
         hereby agrees that it will not practice or license such Joint Patent Rights to any third party except as follows: [



                                                                               ]
         provided, however, that if any such license involves an exclusive license to commercialize a product covered by Joint Patent Rights, the Party licensing such Joint Patent Rights shall notify the other Party prior to the execution of any such license.

                  (c) Breach. If either Party shall practice or grant any license to a third party in violation of Section 6.1(b) above, the licensed Joint Patent Rights will immediately vest solely in the non-granting Party and the license granted will be automatically and immediately rescinded. The granting Party may prevent such vesting by obtaining the written consent of the non-granting Party, which consent will not be unreasonably withheld.

                                       9.

                                                CONFIDENTIAL TREATMENT REQUESTED

                  (d) Other Patent Rights. All other Patent Rights are owned according to existing laws.

         6.2 Management of Joint Patent Rights. In the case of Joint Patent Rights, the Parties shall agree on the allocation of responsibility for, and the expense of, the preparation, filing, prosecution, and maintenance of any Joint Patent Rights claiming such inventions. In the event of any disagreement concerning any Joint Patent Rights, the matter shall be resolved by the Research Committee or, in the absence thereof, by the President of ArQule and the Executive Vice President-Research of Sugen. The Party controlling a Joint Patent Right shall consult with the other party as to the preparation, filing, prosecution, and maintenance of such Joint Patent Right reasonably prior to any deadline or action with the U.S. Patent & Trademark Office or any foreign patent office, and shall furnish to the other Party copies of all relevant documents reasonably in advance of such consultation. In the event that the Party controlling a Joint Patent Right desires to abandon such Joint Patent Right, or if the Party assuming control of a Joint Patent Right later declines responsibility for such Joint Patent Right, the controlling Party shall provide reasonable prior written notice to the other Party of such intention to abandon or decline responsibility, and such other Party shall have the right, at its expense, to prepare, file, prosecute, and maintain such Joint Patent Rights.

         6.3 Cooperation of the Parties. The Parties hereby agree to file appropriate applications for Patent Rights prior to taking any action, or failing to take any action, that would jeopardize or prevent the obtaining of commercially reasonable patent protection in the [
                           ] under the Patent Rights.  Each Party further agrees
to cooperate fully in the preparation, filing, and prosecution of any Patent Rights under this Agreement. Such cooperation includes, but is not limited to:

                  (a) executing all papers and instruments, or requiring its employees or agents, to execute such papers and instruments, so as to effectuate the ownership of Patent Rights set forth in Section 6.1 above and to enable the other Party to apply for and to prosecute patent applications in any country;

                  (b) promptly informing the other Party of any matters coming to a Party's attention that may affect the preparation, filing, or prosecution of any such patent applications; and

                  (c) undertaking no actions that are potentially deleterious to the preparation, filing, or prosecution of such patent applications.

         6.4 Infringement by Third Parties. ArQule and Sugen shall each promptly notify the other in writing of any alleged or threatened infringement by a third party of any Joint Patent Right of which they become aware. The Parties shall consult concerning the action(s) to be taken.


                                       10.

                                                CONFIDENTIAL TREATMENT REQUESTED

7.       ROYALTIES; SUBLICENSE REVENUES; REPORTS.

         7.1      Royalty Payments.

                  7.1.1 Sugen Royalty Payments. In consideration of the licenses granted to Sugen hereunder, Sugen shall pay to ArQule, during the Royalty Period, as applicable (A) (i) a royalty of [ ] of Net Sales by Sugen or any Affiliate of any Royalty-Bearing Product in the United States and (ii) a royalty of [ ] of Net Sales by Sugen or any Affiliate of any Royalty-Bearing Product in all other countries or (B) [
             ] of any Sublicense Revenues received by Sugen from any Sublicensee in connection with its sublicensing of any Royalty-Bearing Product in any country.

                  7.1.2 ArQule Payments. In consideration of the license granted to ArQule hereunder, ArQule shall pay to Sugen, during the Royalty Period, [ ] of any Sublicense Revenue received by ArQule from any Sublicensee in connection with its sublicensing of any Royalty-Bearing Product.

         7.2 Reports and Payments. Within [ ] days after the conclusion of each Royalty Period, each Party shall deliver to the other Party a report containing the following information:

                  [






                                                         .]

All such reports shall be maintained in confidence by the Parties. If no royalties are due to any Party for any reporting period, the report shall so state. Concurrent with each such report, the Party delivering the report shall remit to the other Party any payment due for the applicable Royalty Period with the method of payment mutually agreed to by the Parties. All amounts payable to the Parties under this Section 7.2 will first be calculated in the currency of sale and then converted into U.S. dollars in accordance with Section 7.3, and such amounts shall be paid without deduction of any withholding taxes, value-added taxes, or other charges applicable to such payments.

         7.3 Payments in U.S. Dollars. All payments due under this Agreement shall, except as provided in Section 7.4 below, be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the average conversion rate existing in the United States (as reported in the Wall Street Journal) during the last calendar quarter preceding the applicable calendar quarter. Such payments shall be without deduction of exchange, collection, or other charges.


                                       11.

                                                CONFIDENTIAL TREATMENT REQUESTED

         7.4 Payments in Other Currencies. If by law, regulation, or fiscal policy of a particular country, conversion into United States dollars or transfer of funds of a convertible currency to the United States is restricted or forbidden, the paying Party shall give the other Party prompt written notice
of such restriction, which notice shall satisfy the [                  ] payment
deadline described in Section 7.2. Such paying Party shall pay any amounts due the other Party through whatever lawful methods such other Party reasonably designates; provided, however, that if such other Party fails to designate such
payment method within [          ] days after it is notified of the restriction,
then the paying Party may deposit such payment in local currency to the credit of the other Party in a recognized banking institution selected by the paying Party and identified by written notice to the other Party, and such deposit shall fulfill all obligations of the paying Party to the other Party with respect to such payment.

         7.5 Late Payments. Any payments by any Party that are not paid on or before the date such payments are due under this Agreement shall bear interest,
to the extent permitted by law, at [           ] above the Base Rate of Interest
calculated based on the number of days that payment is delinquent.

8.       RECORDS; INSPECTION.

         8.1 Records. Each Party shall maintain complete and accurate records of
(i) all Royalty-Bearing Products commercialized by or through such Party under this Agreement, (ii) all Net Sales and Sublicense Revenues received by such Party in connection with each such Royalty-Bearing Product and (iii) any amounts payable to such Party in relation to each such Royalty-Bearing Product, which records shall contain sufficient information to permit each Party to confirm the accuracy of any payments distributed in accordance with Section 7.1 of this
Agreement. Each Party shall retain such records for at least [           ] years
after the termination of this Agreement.

         8.2 Inspection. Each Party shall permit the other Party, at such other Party's expense, to examine its books of account and records which relate to this Agreement to the extent necessary to ensure such Party's compliance with the terms of this Agreement; provided, however, that neither Party shall be obligated pursuant to this Section 8.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information except under appropriate confidentiality agreements. The Parties
shall  reconcile  any  underpayment  or  overpayment  within [            ] days
after the accountant delivers the results of the audit. In the event that any inspection performed under this Section reveals an underpayment in excess of
[               ] in any Royalty Period, the Party obligated to make the payment shall bear the full cost of such audit.

9.       PROPRIETARY MATERIALS.

         9.1 Ownership of Proprietary Materials. In the course of the Research Program, one Party (the "Provider") may transfer to the other Party (the "Recipient") certain of its Proprietary Materials. The Recipient acknowledges and agrees that such Proprietary Materials are and shall be owned by the Provider. The Recipient agrees to execute and deliver any


                                       12.

documents of assignment or conveyance to effectuate the ownership rights of the Provider in such Proprietary Materials.

         9.2 Use of Proprietary Materials. The Recipient agrees to use Proprietary Materials provided by the Provider solely for purposes set forth in this Agreement. The Recipient shall use such Proprietary Materials only in compliance with all applicable Federal, state, and local laws and regulations.

         9.3  Transfer  of  Proprietary  Materials.   The  Recipient  shall  not
distribute any Proprietary Materials to any third party other than its employees who are working on the Research Program.

         9.4 Disposition of Unused Proprietary Materials. Upon completion of the Research Program, or sooner at the request of the Provider, the Recipient shall either destroy or return to the Provider any unused Proprietary Materials.

10.      CONFIDENTIAL INFORMATION.

         10.1     Confidential Information.

                  (a) Restrictions on Confidential Information. With respect to all Confidential Information furnished by one Party (the "Disclosing Party") to the other (the "Receiving Party") during the term of this Agreement, the Receiving Party shall:

                           (i) maintain such Confidential Information in strict confidence;

                           (ii) not disclose or permit the disclosure of such Confidential Information to any persons other than to its directors, officers, consultants and employees who need to know such Confidential Information in order to conduct the Research Program and who are obligated to maintain the confidential nature of such Confidential Information;

                           (iii) use such Confidential Information only for the purposes set forth in this Agreement herein and not for its own benefit or for the benefit of any other person or business entity; and

                           (iv) allow its directors, officers, employees, agents, and other representatives to reproduce the Confidential Information only to the extent necessary to effect the purposes set forth in this Agreement, with all such reproductions being considered Confidential Information.


                                       13.

                  (b)  Exceptions  to  Restrictions.   The  obligations  of  the
Receiving Party under Subsection (a) above shall not apply to the extent that the Receiving Party can demonstrate that certain Confidential Information:

                           (i) was in the public domain prior to the time of its disclosure;

                           (ii) entered the public domain after the time of its disclosure through means other than an unauthorized disclosure resulting from an act or omission by the Receiving Party;

                           (iii) was independently developed or discovered by the Receiving Party at any time prior to the time of its disclosure under this Agreement, as shown by prior documentary evidence;

                           (iv) is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third Party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality with respect to such Confidential Information; or

                           (v) is required to be disclosed to comply with applicable laws or regulations or with a court or administrative order, provided that the Disclosing Party receives prior written notice of such disclosure and that the
                                    Receiving  Party  takes all  reasonable  and
                                    lawful   actions   to  obtain   confidential
                                    treatment  for  such   disclosure   and,  if
                                    possible, to minimize the extent of such disclosure.

                  (c) Ownership of Confidential Information. The Receiving Party agrees that the Disclosing Party (or any third party entrusting its own
Confidential Information to the Disclosing Party) is and shall remain the exclusive owner of the Confidential Information disclosed by the Disclosing Party and all patent, copyright, trademark, trade secret, and other intellectual property rights in such Confidential Information or arising therefrom. No option, license, or conveyance of such rights to the Receiving Party is granted except as expressly set forth in this Agreement.

                  (d) Return of Confidential Information. Upon the termination of this Agreement, or at any time upon the written request of the Disclosing Party, the Receiving Party shall return to the Disclosing Party all originals, copies, and summaries of documents, materials, and other tangible manifestations of Confidential Information in the possession or control of the Receiving Party, except that the Receiving Party may retain one copy of the Confidential Information in the possession of its legal counsel (for ArQule) and its Legal and Trademarks Department (for Sugen) solely for the purpose of monitoring its obligations under this Agreement.


                                       14.

                                                CONFIDENTIAL TREATMENT REQUESTED

11.      TERM AND TERMINATION.

         11.1 Term. This Agreement shall commence on the Effective Date and shall continue for a period of one (1) year unless earlier terminated pursuant to this Section 11; provided, however, that upon the mutual agreement of the Parties, the term of this Agreement may be extended for additional one (1) year periods.

         11.2 Termination for Breach. This Agreement may be terminated by either Party by reason of a material breach that the breaching Party fails to remedy
within [     ] days after written notice thereof by the non-breaching Party.

         11.3 Force Majeure. Neither Party will be responsible for delays resulting from acts beyond the control of such Party, provided that the nonperforming Party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance hereunder with reasonable dispatch whenever such causes are removed.

         11.4 Effect of Termination. Notwithstanding the termination or expiration of this Agreement, this Agreement shall remain in effect: (a) for any Active Sugen Compound for the period of time as is necessary to allow Sugen to determine if such Active Sugen Compound is a Licensed Compound and (b) for any such Licensed Compound or for any other Licensed Compound for the period of time as is necessary to complete Preclinical Development and commercialization of such Licensed Compound. Upon the termination of this Agreement, ArQule agrees that it shall not initiate any programs for any other party involving the production of Directed Arrays based upon any Sugen Compound, Sugen Derivative Compound, Active Sugen Compound or Active Homolog thereto. ArQule agrees that any breach of this clause may be remedied by an injunction against any such program, among other remedies.

         11.5 Survival of Provisions. The following provisions shall survive termination or expiration of this Agreement: Sections 3, 5, 6, 7, 8, 9, 10, 11.4 and 12.

12.      MISCELLANEOUS.

         12.1 Publicity. No press release, advertising, promotional sales literature, or other promotional oral or written statements to the public in connection with or alluding to work performed under this Agreement or the relationship between the Parties created by it, having or containing any reference to ArQule or Sugen, shall be made by either Party without the prior written approval of the other Party.

         12.2 Relationship of Parties. For the purposes of this Agreement, each Party is an independent contractor and not an agent or employee of the other Party. Neither Party shall have authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on the other Party, except as may be explicitly provided for herein or authorized in writing.



                                       15.

         12.3 Dispute Resolution. Any disputes arising between the Parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either Party of its obligations hereunder, whether before or after termination of this Agreement, shall be promptly presented to the Chief Executive Officers of each of ArQule and Sugen for resolution and if the Chief Executive Officers or their designees cannot promptly resolve such disputes, then such dispute shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. The Party giving such notice shall refrain from instituting the arbitration proceedings for a period of sixty (60) days following such notice. Any arbitration hereunder shall be conducted under the commercial rules of the American Arbitration Association. Each such arbitration shall be conducted by a panel of three arbitrators appointed in accordance with such rules; provided, however, that both Parties hereto shall be entitled to representation by counsel, to appear and present written and oral evidence and argument and to cross-examine witnesses presented by the other Party. The arbitral panel (i) shall have the authority to grant specific performance, (ii) may allocate between the Parties the costs of arbitration in such equitable manner as they may determine, but (iii) shall not render an arbitral award contrary to the provisions of this Agreement. The arbitral award shall be in writing and the arbitral panel shall provide written reasons for its award. The award of the arbitral panel shall be final and binding upon the Parties hereto. Any such arbitration shall be held in Boston, Massachusetts, or any other mutually agreed location. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be.

         12.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

         12.5 Headings. All headings in this Agreement are for convenience only and shall not affect the meaning of any provision hereof.

         12.6 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective lawful successors and assigns.

         12.7 Assignment. This Agreement may not be assigned by either Party without the prior written consent of the other Party, except that either of the Parties may assign this Agreement to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement.

         12.8 Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given upon the date of receipt if delivered by hand, recognized national overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid, to the following addresses or facsimile numbers:


                                       16.

         If to ArQule:

                                    ArQule, Inc.
                                    200 Boston Avenue
                                    Medford, MA  02155
                                    Attn:  Eric B. Gordon
                                    Tel: (617) 395-4100
                                    Fax: (617) 395-1225

         with a copy (which shall not constitute notice) to:

                                    Palmer & Dodge
                                    One Beacon Street
                                    Boston, MA  02108
                                    Attn:  Michael Lytton, Esq.
                                    Tel: (617) 573-0327
                                    Fax: (617) 227-4420

         If to Sugen:

                                    Sugen, Inc.
                                    515 Galveston Drive
                                    Redwood City, CA 94063-4720
                                    Attn:   Stephen Evans-Freke
                                    Tel: (415) 306-7700
                                    Fax: (415) 369-0741

Either Party may change its designated address and facsimile number by notice to the other Party in the manner provided in this Section 12.8.

         12.9 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified at any time, but only by means of a written instrument signed by both Parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

         12.10 Governing Law. This Agreement and the legal relations among the Parties shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts irrespective of any conflict of laws principles.

         12.11 Severability. In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had not been included herein.


                                       17.

         12.12 Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous oral and prior written agreements and understandings.

         12.13 Indemnification. To the maximum extent permitted by law each Party shall indemnify and hold harmless the other Party from and against all claims, expenses or liability of whatever nature arising from any default, act, omission or negligence of the Indemnifying Party, or the Indemnifying Party's agents or employees or others exercising rights by, through or under the Indemnifying Party, or the failure of the Indemnifying Party or such persons to comply with any applicable laws, rules, regulations, codes, ordinances or directives of governmental authorities, in each case to the extent the same are related, directly or indirectly, to this Agreement and/or the Research Program described herein; provided, however, that in no event shall the Indemnifying Party be obligated under this section to indemnify the Indemnified Party where such claim, expense or liability results solely from any omission, fault, negligence or other misconduct of the Indemnified Party.

         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as a sealed instrument effective as of the date first above written.


                                   ARQULE, INC.


                                   By:      /s/ Eric B. Gordon
                                      ------------------------------------------
                                   Name:    Eric B. Gordon
                                   Title:   President


                                   SUGEN, INC.


                                   By:      /s/ Stephen Evans-Freke
                                      ------------------------------------------
                                   Name:    Stephen Evans-Freke
                                   Title:   Chairman and Chief Executive Officer


                                       18.

                                                CONFIDENTIAL TREATMENT REQUESTED




                                    EXHIBIT A

                                  RESEARCH PLAN

                            ARQULE/SUGEN PROJECT PLAN
[













                                                                               ]

                                                CONFIDENTIAL TREATMENT REQUESTED


Arqule/SUGEN Project Plan
--------------------------------------------------------------------------------

[











                                                                              ]


                                       2.

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT B

                              DESCRIPTION OF FIELD

         The Field shall mean, with respect to any Target, the field of [
                                                         ]  Such Field includes
[

                                      ]

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT C

                           LICENSED COMPOUND CRITERIA

Compounds will evaluated as Licensed Compound candidates based good scientific and business criteria, including one or more of the following:

o         Compound potency as measured by [
                      ]

o         Compound selectivity as calculated by [
                                                                        ]

o         Assessment of effects on [
                                                ]

o         Assessment of effects on [                                           ]

o         Assessment of [                                                      ]

o         Assessment of effects on [                                       ]

o         Assessment of effects on [                   ] in appropriate species

o         Assessment of [                  ]

                                                CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT D

                                 SUGEN COMPOUNDS

                                                         [












                                                                               ]



                                       1.

                                                CONFIDENTIAL TREATMENT REQUESTED



[














                                                                              ]




                                       2.

                                                CONFIDENTIAL TREATMENT REQUESTED

[




















                                                                               ]




                                       3.

                                                CONFIDENTIAL TREATMENT REQUESTED
[
















                                                                               ]



                                       4.

                                                CONFIDENTIAL TREATMENT REQUESTED
[


















                                                                               ]



                                       5.

                                                CONFIDENTIAL TREATMENT REQUESTED

[




















                                                                               ]



                                       6.

                                                CONFIDENTIAL TREATMENT REQUESTED

[




















                                                                               ]




                                       7.

                                                CONFIDENTIAL TREATMENT REQUESTED

[

















                                                                               ]



                                       8.

                                                CONFIDENTIAL TREATMENT REQUESTED


[



















                                                                               ]




                                       9.

                                                CONFIDENTIAL TREATMENT REQUESTED

[




























                                                                               ]



                                       10.

                                                CONFIDENTIAL TREATMENT REQUESTED

[



























                                                                             ]



                                       11.

                                                CONFIDENTIAL TREATMENT REQUESTED
[






























                                                                               ]



                                       12.

                                                CONFIDENTIAL TREATMENT REQUESTED

[





















                                                                              ]




                                       13.

                                                CONFIDENTIAL TREATMENT REQUESTED
[








                                                                       ]






                                       14.